Exhibit 99.1

Update Concerning the 2014 Annual Meeting of Stockholders of eBay Inc.

As previously announced, on April 10, 2014, eBay Inc. (eBay) reached an agreement with Carl Icahn and certain of his affiliates to settle the Icahn Group’s proxy contest.  Under the agreement, the Icahn Group has withdrawn its nominees for election to eBay’s Board of Directors and withdrawn its proposal to effectuate a separation of our Payments segment into a separately traded public company, and eBay has committed to appoint a new independent director, David Dorman, to eBay’s Board.  Accordingly, the Icahn Group’s nominees and proposal will not be presented, considered or voted upon at eBay’s 2014 Annual Meeting of Stockholders (2014 Annual Meeting).  The full text of the agreement with the Icahn Group is available as Exhibit 99.2 to eBay’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 11, 2014.

The 2014 Annual Meeting will continue to be held on Tuesday, May 13, 2014 at 8:00 a.m. Pacific time at Town Square, 2161 North First Street, San Jose, California 95131.  The record date for the determination of the holders of eBay common stock entitled to notice of and to vote at the 2014 Annual Meeting remains March 18, 2014.

eBay stockholders will continue to be able to use the proxy cards and voting instructions previously mailed to them.  If you have already voted using a WHITE proxy card, you do not need to do anything further; your vote for the election of directors and on the other business to be presented at the 2014 Annual Meeting will be counted.  If you have not yet voted, please vote promptly using the WHITE proxy card or voting instruction form previously provided to you.  Please note that since the Icahn Group proposals have been withdrawn, no votes regarding those proposals will be tabulated or reported.

Application of Majority Voting Resignation Policy to 2014 Annual Meeting

eBay has already filed and mailed to all stockholders its definitive proxy statement and proxy cards, at significant financial expense.  These proxy materials stated that the four nominees receiving the highest number of “FOR” votes will be elected.  In order to avoid incurring additional significant financial expense to prepare, print and mail revised proxy materials, including new proxy cards, to all stockholders, and to avoid the potential confusion that could be caused by having multiple proxy cards, eBay has determined not to change the voting requirement for the election of directors.  Accordingly, director nominees who receive the highest number of “FOR” votes will be elected at the 2014 Annual Meeting.  As a matter of good governance practices however, the Board will nevertheless apply the majority voting resignation policy set forth in Section 2.2 of eBay’s Amended and Restated Bylaws with respect to any nominee who does not receive more votes “FOR” his or her election than “withhold” votes against.   More information about the resignation policy can be found on page 30 of our definitive proxy statement under the section entitled – “Proposal 1—Election of Directors—Director Resignation Policy for Uncontested Elections.”

eBay’s Voting Recommendations to Stockholders for the 2014 Annual Meeting

 eBay’s Board unanimously recommends that you vote your shares on your WHITE proxy card as follows:
  “FOR ALL” four director nominees to the Board (Proposal 1);
  “FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposals 2);
  “FOR” the approval of the amendment and restatement of our 2008 Equity Incentive Award Plan (Proposal 3);
  “FOR” the ratification of the selection of our independent auditors (Proposal 4); and
  “AGAINST” the stockholder proposal regarding action by written consent (Proposal 5).
Please refer to our definitive proxy statement for the reasons behind our Board’s voting recommendations.

Please refer to the rest of this update for more detailed information regarding the 2014 Annual Meeting.  If you have questions about voting your shares, please call D.F. King, eBay’s proxy solicitor, at (800) 269-6427 (Toll Free).

Sincerely,

/s/ Michael R. Jacobson
Michael R. Jacobson
Secretary
April 22, 2014

Proposals to be Voted on at the 2014 Annual Meeting

The following five proposals will be considered at the 2014 Annual Meeting:

	Description of Proposal	eBay Board’s Voting Recommendation
Proposal 1	The election of four director nominees (Fred D. Anderson, Edward W. Barnholt, Scott D. Cook, and John J. Donahoe) to the Board, each to hold office until our 2015 Annual Meeting of Stockholders	“FOR ALL” four director nominees
Proposal 2	The approval, on an advisory basis, of compensation of our named executive	“FOR”
Proposal 3
The approval of the amendment and restatement of our 2008 Equity Incentive Award Plan, including to increase the aggregate number of shares authorized for issuance under the plan by 21.6 million shares

“FOR”
Proposal 4	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for our fiscal year ending December 31, 2014	“FOR”
Proposal 5	A stockholder proposal submitted by John Chevedden regarding stockholder action by written consent without a meeting, if properly presented before the meeting	“AGAINST”

 eBay’s Board unanimously recommends that you vote your shares on your WHITE proxy card “FOR ALL” four director nominees to the Board (Proposal 1), “FOR” Proposals 2, 3, and 4, and “AGAINST” Proposal 5.  Please refer to our definitive proxy statement for the reasons behind our Board’s voting recommendations.

Broker Non-Votes

If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares will constitute broker non-votes on certain proposals.  Under the rules of the New York Stock Exchange governing brokers’ discretionary authority — which apply to brokers’ authority with respect to companies listed on the NASDAQ — because the Icahn Group will not be providing separate proxy materials to brokers, brokers will be entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, such as the ratification of selection of our independent auditors (Proposal 4).  However, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters, such as the election of our directors (Proposal 1), the vote, on an advisory basis, of the compensation of our named executive officers (Proposal 2), the amendment and restatement of our 2008 Equity Incentive Award Plan (Proposal 3) and the stockholder proposal regarding stockholder action by written consent without a meeting (Proposal 5).

We urge you to provide instructions to your broker so that your votes may be counted on all of the important matters to be considered at the annual meeting.  Please submit your voting instructions by following the simple directions on the WHITE voting instruction forms previously provided to you to ensure that your broker votes your shares on your behalf.

Voting of Proxies

We encourage you to vote promptly using the WHITE proxy card or voting instruction form previously provided to them.  If you vote, or if you previously voted, on the WHITE proxy card previously furnished to you with the definitive proxy statement, your shares will be voted in accordance with your instructions, or in the absence of any such instructions, as recommended by our Board and in accordance with the discretion of the persons named on the WHITE proxy card with respect to any other matters to be voted upon at the Annual Meeting.  Please note that proxy cards received with direction on the Icahn Group’s proposal to separate our Payments segment into a separately traded public company will not be voted on that specific proposal, as it has been withdrawn.  You do not need to take any further action if you have already voted on a WHITE proxy card we previously supplied to you and do not wish to change your vote.  If you submitted or submit a WHITE proxy card, and do not revoke your proxy before it is voted at the 2014 Annual Meeting, your shares will be voted as indicated on that proxy card for the election of directors and the other business to be presented at the 2014 Annual Meeting.

Our definitive proxy statement dated March 24, 2014 contains additional information concerning our 2014 Annual Meeting, including with respect to directions for voting, changing your vote or revoking your proxy.

If you have any questions as to voting your shares, please contact eBay’s proxy solicitor D.F. King at (800) 269-6427 (Toll Free).